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                                                                  Exhibit 10.2

                           CASELLA WASTE SYSTEMS, INC.

                          REGISTRATION RIGHTS AGREEMENT

      This Agreement dated as of August 11, 2000 is entered into by and among Casella Waste Systems, Inc., a Delaware corporation (the "Company"), and the entities listed on Exhibit A attached hereto (the "Purchasers").

                                    Recitals

      WHEREAS, the Company and the Purchasers have entered into a Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

      WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1.    Certain Definitions.

      As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "Common Stock" means the Class A common stock, $.01 par value per share, of the Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Initiating Holders" means the Stockholders initiating a request for registration pursuant to Section 2.1(a).

            "Other Holders" shall have the meaning set forth in Section 2.1(c).

            "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Registration Expenses" means the expenses described in Section 2.4.
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            "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any public sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of Section 3 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

            "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

            "Secondary Public Offering" means an underwritten public offering of shares of Common Stock on behalf of Selling Stockholders pursuant to an effective Registration Statement.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Selling Stockholder" means any Stockholder owning Registrable Shares included in a Registration Statement.

            "Shares" means the Shares of the Company's Series A Convertible Preferred Stock which were purchased by the Purchasers pursuant to the Purchase Agreement.

            "Stockholders" means the Purchasers and any persons or entities to whom the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 3 hereof.

      2.    Registration Rights

            2.1   Required Registrations.

                  (a) A Stockholder or Stockholders holding in the aggregate at least 20% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration of Registrable Shares owned by the Stockholder or Stockholders having an aggregate value of at least $5,000,000 (based on the then current public market price).

                  (b) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the


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Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in
Section 2.1(c) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or, if available, S-3 (or in each case any successor form) of all Registrable Shares which the Company has been requested to so register.

                  (c) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) and the Company shall include such information in its written notice referred to in Section 2.1(b). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein. If the Company desires that any officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to this Section 2.1(c) or if other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders") request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with all Stockholders, officers, directors and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Stockholders materially greater than the obligations of the Stockholders pursuant to Section
2.5. Notwithstanding any other provision of this Section 2.1(c), if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering (including without limitation the price at which such shares will be offered to the public), the securities of the Company held by officers or directors of the Company (other than Registrable Shares) and the securities held by Other Holders (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and if a further limitation of the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all holders of Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(b). If any holder of Registrable Shares, officer, director or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.


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                  (d) The Company shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a), subject to the approval of the Initiating Holders, which approval will not be unreasonably withheld.

                  (e) The Company shall not be required to effect more than three registrations pursuant to Section 2.1(a). For purposes of this Section 2.1(e), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4). Notwithstanding the foregoing, (i) on one occasion in the event that the holders of Registrable Securities have not sold at least 75% of the shares registered pursuant to such registration they may elect, within 30 days of the termination thereof, by written notice to the Company to pay the Registration Expenses relating to the registration in which case such Registration Statement shall not be counted pursuant to this Section 2.1(e), (ii) in the event that the Company withdraws a Registration Statement after it has become effective or such Registration Statement otherwise ceases to be effective for the period described in Section 2.3(a)(ii) (which 180 days need not be contiguous ) and the holders of Registrable Securities have not sold at least 75% of the shares registered pursuant to such registration, such Registration Statement shall not be counted pursuant to this Section 2.1(e) and
(iii) on one occasion, in the event that the managing underwriter advises the Company pursuant to Section 2.1(c) that the number of shares that is advisable to be sold in such registration is less than 75% of the shares requested to be sold by the Stockholders, then the Initiating Holders, acting by majority, may, within two business days of such determination by the managing underwriter, elect to withdraw their request pursuant to this Section 2.1 and not have the registration counted as a registration pursuant to this Section 2.1(e).

                  (f) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than twice in any 12-month period.

            2.2   Incidental Registration.

                  (a) Whenever the Company proposes to request the effectiveness of a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1) at any time and from time to time, it will, prior to such effectiveness, give written notice to all Stockholders of its intention to do so; provided, that (i) no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 2.2(b) and (ii) no such notice need be given to any Stockholder with respect to Registrable Shares that (A) can be sold pursuant to Rule 144(k) under the Securities Act and (B) no longer bear a restrictive legend on the certificate evidencing such Shares (however, in the case of clause
(ii) the Company shall provide notice to the Purchasers).


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Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

                  (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to
Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company, Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than Stockholders and Other Holders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(a) except to the extent that the Company is obligated under any contractual provision existing on the date hereof to allocate such shares first to Other Holders. If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (c) Notwithstanding the foregoing, the Company shall not be required, pursuant to this Section 2.2, to include any Registrable Shares in a Registration Statement if such Registrable Shares can then be sold pursuant to Rule 144(k) under the Securities Act.

            2.3   Registration Procedures.


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                  (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                      (i) file with the Commission a Registration Statement with respect to such Registrable Shares for an offering to be made on a continuous or delayed basis (a so-called "shelf registration statement") and use its best efforts to cause that Registration Statement to become effective as soon as possible;

                      (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 180 days from the effective date or such lesser period until all such Registrable Shares are sold;

                      (iii) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                      (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                      (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                      (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                      (vii) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;


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                      (viii) as expeditiously as possible, notify each Selling
Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

                      (ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus; and

                      (x) use its reasonable efforts to cooperate with the seller in the disposition of the Common Stock covered by such registration statement, including without limitation in the case of an underwritten offering causing key executives of the Company and its subsidiaries to participate on a reasonable basis under the direction of the managing underwriter in a "road show" scheduled by such managing underwriter in such locations and of such duration as in the reasonable judgment of such managing underwriter are appropriate for such underwritten offering.

                  (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

                  (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this
Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

            2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under


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Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

            2.5   Indemnification and Contribution.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each officer, director, manager, partner, employee of such person and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company or its subsidiaries of any federal or state securities law applicable to the Company or any of its subsidiaries relating to any action or inaction by the Company or any of its subsidiaries in connection with the registration effected by such Registration Statement; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case only to the extent that any such loss, claim, damage or liability arises out of or is based upon (x) any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof or (y) any action or inaction of any Stockholder or Indemnified Party (as defined below) in contradiction of the Company's instructions or directions or any failure to follow any instructions or directions of the Company, including without limitation those with respect to prospectus delivery requirements or requirements to cease making offers of Registrable Shares pursuant to Section 2.3(b) or Section 2.3(c).

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not


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jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance


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with its terms but for any reason is held to be unavailable to an Indemnified
Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.5, (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

            2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" and auditors' consent to the underwriters with respect to the Registration Statement and provide each seller of Registrable Securities a signed counterpart of such legal opinion, addressed or confirmed to such seller.

            2.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as


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shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                  (a) "Stand-Off" Agreement; Confidentiality of Notices. Each Stockholder, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 90 days following the effective date of a Registration Statement; provided, that all officers and directors of the Company enter into similar agreements.

      The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 90-day period.

      Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

            2.8 Existing Registration Rights. As of the date hereof, except with regard to certain registration rights granted pursuant to a certain 1995 Registration Rights Agreement dated as of December 22, 1995, there are no existing rights with respect to registration or sale or resale under the Securities Act or the securities or blue sky laws of any state or jurisdiction of any securities of the Company.

            2.9 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Stockholders holding at least 50% of the Registrable Shares then held by all Stockholders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grants such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless such rights to include securities in a registration initiated by the Company or by Stockholders are not more favorable than the rights granted to Other Holders under Sections 2.1 and 2.2 of this Agreement.

            2.10  Rule 144 Requirements. The Company agrees to:

                  (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Shares upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

            2.11 Termination. All of the Company's obligations to register Registrable Shares under Sections 2.1 and 2.2 of this Agreement shall terminate on the earlier of (a) fifteenth anniversary of the date of this Agreement, (b) the date on which all of the Registrable Shares have been sold by the Stockholders, or (c) the date on which all the Registrable Shares (in the opinion of the Stockholders' counsel) may be immediately sold by the Stockholders without registration and without restriction (including without limitation as to volume by each holder thereof) as to the number of Registrable Shares to be sold, pursuant to Rule 144(k) or otherwise.

      3. Transfers of Rights. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person to whom the Shares may be transferred under the Certificate of Designations relating to the Shares, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby.

      4.    General.

                  (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

                  (d) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

      If to the Company, at 25 Greens Hill Lane, P.O. Box 866, Rutland, Vermont, 05701, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, 02109, Attention: Jeffrey
A. Stein, Esq.; or

      If to a Purchaser, at his or its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Ropes & Gray, One International Place, Boston, Massachusetts, 02110,
Attention: David C. Chapin, Esq.

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                  (e) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  (f) Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 50% of the Registrable Shares held by all of the Stockholders; provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which applies to all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 4(f) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (g) Future Changes in Registration Requirements. In the event that the registration requirements under the Securities Act are amended or eliminated to accommodate a "Company registration" or similar approach, this Agreement shall be deemed amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Company shall use reasonable efforts to provide holders of Registrable Securities equivalent benefits to those provided under this Agreement.

                  (h) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  (i) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  (j) Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

Executed as of the date first written above.

                                    COMPANY:

                                    CASELLA WASTE SYSTEMS, INC.

                                    By: /s/ John W. Casella
                                        ----------------------------------------

                                    Name: John W. Casella
                                          --------------------------------------

                                    Title: President and Chief Executive Officer
                                           -------------------------------------



                                    PURCHASERS:

                                    BERKSHIRE FUND V INVESTMENT CORP.

                                    By: /s/ David Randy Peeler
                                        ----------------------------------------

                                    Name: David Randy Peeler
                                          --------------------------------------

                                    Title: Vice President
                                           -------------------------------------


                                    BERKSHIRE INVESTORS LLC

                                    By: /s/ David Randy Peeler
                                        ----------------------------------------

                                    Name: David Randy Peeler
                                          --------------------------------------

                                    Title: Managing Director
                                           -------------------------------------

                                    BANCBOSTON CAPITAL INC.

                                    By: /s/ Mary Josephs Reilly
                                        ----------------------------------------

                                    Name: Mary Josephs Reilly
                                          --------------------------------------

                                    Title: Director
                                           -------------------------------------

                                    RGIP, LLC

                                    By: /s/ illegible
                                        ----------------------------------------

                                    Name:_________________________________

                                    Title:________________________________


                                    SQUAM LAKE INVESTORS IV, L.P.

                                    By: GPI, Inc.

                                    By: /s/ Alan R. Harris
                                        ----------------------------------------

                                    Name: Alan R. Harris
                                          --------------------------------------

                                    Title: Vice President
                                           -------------------------------------

                                                                       Exhibit A

                                   Purchasers
                                   ----------

Name and Address
----------------

Berkshire Fund V Investment Corp.

Berkshire Investors LLC

BancBoston Capital Inc.

RGIP, LLC

Squam Lake Investors IV, L.P.